UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2014

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APT MOTOVOX GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	333-165406	27-1668227
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

8844 Hillcrest Road, Kansas City, Missouri 64138
(Address of Principal Executive Office) (Zip Code)

816-767-8783
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On October 13, 2014, APT MotoVox Group, Inc. (“APT” or the “Company”) issued 162,953,086 shares of the Company’s common stock to Tangiers Investment Group, LLC (“Tangiers”) in partial satisfaction of the April 11, 2014 Convertible Promissory Note.

On October 17, 2014, the Company issued 370,000,000 shares of the Company’s common stock to Ironridge Global IV, Ltd. (“Ironridge”) pursuant to the August 19, 2014 Order Modifying Prior Order for Approval of Stipulation for Settlement of Claims.

On October 21, 2014, the Company issued 358,792,593 shares of the Company’s common stock to Tangiers in partial satisfaction of the April 11, 2014 Convertible Promissory Note.

On October 24, 2014, the Company issued 125,000,000 shares of the Company’s common stock to WHC Capital, LLC (“WHC”) in partial satisfaction of the April 4, 2014 Convertible Promissory Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

APT MOTOVOX GROUP, INC.

Date: October 24, 2014	By:	/s/ TROY A. COVEY
Troy A. Covey President, Director and Principal Executive
Officer